UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

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FORM 8-K/A

Amendment No. 1

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 1, 2022

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FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

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MT	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street Billings, MT	59116-0918
(Address of principal executive offices)	(zip code)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by First Interstate BancSystem, Inc. (“First Interstate” or the “Company”) on February 1, 2022, regarding the completion of its merger (the “Merger”) with Great Western Bancorp, Inc. (“Great Western”) on February 1, 2022, pursuant to the Agreement and Plan of Merger, dated as of September 15, 2021 (the “Merger Agreement”), by and between First Interstate and Great Western. As noted below, First Interstate has determined that the financial statements of Great Western are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” information was previously reported, as contemplated under Rule 12b-2 of the Securities Exchange Act of 1934, as amended, in the Joint Proxy Statement/Prospectus forming a part of First Interstate’s Registration Statement on Form S-4, as amended (File No. 333- 260771), initially filed on November 24, 2021 and declared effective by the Commission on December 16, 2021 (the “Registration Statement”).

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Pursuant to General Instruction B.3 of Form 8-K, the financial statements of the acquired company, Great Western, are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” financial statements were previously filed in the Registration Statement.

(b) Pro forma financial information.

The unaudited pro forma combined condensed statement of income for the year ended December 31, 2021, giving effect to the Merger as if it had been consummated on January 1, 2021, the first day of the Company’s 2021 fiscal year, the unaudited pro forma combined condensed balance sheet as of December 31, 2021, giving effect to the Merger as if it had been consummated on December 31, 2021, and the related notes are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of September 15, 2021, by and between First Interstate BancSystem, Inc. and Great Western Bancorp, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-4, filed with the Commission on December 14, 2021).

3.1*	Second Amendment to the Third Amended and Restated Articles of Incorporation of First Interstate.

3.2*	Amendment to the Fourth Amended and Restated Bylaws of First Interstate BancSystem, Inc.

99.1*	Press Release of First Interstate, dated February 1, 2022.

99.2	The unaudited pro forma combined condensed statement of income for the year ended December 31, 2021 and the unaudited pro forma condensed combined balance sheet as of December 31, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL document)

*Previously filed as an exhibit to the Original Filing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ Kevin P. Riley
Name:	Kevin P. Riley
Title:	President and Chief Executive Officer

Date: April 19, 2021